UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 20, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Nevada                             0-14306                       84-0928627
--------------------------------------------------------------------------------

(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

                         14860 Montford Drive, Suite 210
                               Dallas, Texas 75254
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (972) 386-3372
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Intercell intends to change its fiscal year from September 30 to a calendar year end (December 31) effective December 31, 2006. The Company intends to file a 10-KSB for the year ended September 30, 2006, as required, prior to December 31, 2006. After December 31, 2006, the Company intends to file a transitional 10-KSB for December 31, 2006, which will include the three month period ended December 31, 2006. Thereafter all reports will be filed on a calendar year basis.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2006                  Intercell International Corporation


                                          By: /s/ Philip Rauch
                                              ----------------------------------
                                                   Philip Rauch
                                                   Chief Financial Officer



















                                      - 3 -